UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2012 (October 17, 2012)

CardioGenics Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to Vote of Security Holders

SIGNATURE

Item 5.07 – Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of CardioGenics Holdings Inc. (the “Company”) was held on October 17, 2012.  Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Proposal No. 1 – Election of Directors.

The stockholders of the Company elected each of the Director nominees proposed by the Company's Board of Directors to serve until the 2013 Annual Meeting of Stockholders or until their successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Percent(1)	Votes Withheld	Percent(1)
Yahia Gawad	26,643,354	98.83%	314,546	1.17%
J. Neil Tabatznik	26,697,182	99.03%	260,718.07%
Linda J. Sterling	26,697,663	99.03%	260,237.07%
Alexander D.G. Reid	26,698,514	99.03%	259,386.07%

(1)	Percentages shown for Election of Directors (Proposal No. 1) are based on totals of votes cast for and votes withheld from each indicated Director. Abstentions and broker non-votes were not considered as part of the totals on which percentages were based.

Proposal No. 2 - Appointment of KPMG LLP as Independent Registered Public Accounting Firm.

The stockholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2012.  The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions
Number of Votes Cast:	41,831,834	1,241,012	85,512

Proposal No. 3 – Approval of Amendment to the Company’s Articles of Incorporation to Increase the Number of Shares of Common Stock Authorized for Issuance from 65,000,000 to 150,000,000

The stockholders of the Company approved an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 65,000,000 to 150,000,000. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions
Number of Votes Cast:	41,273,367	1,821,639	63,351

Proposal No. 4 – Approval of Amendment to the Company’s Articles of Incorporation to Deauthorize the Company’s Class B Common Stock

The stockholders of the Company approved an amendment to our Articles of Incorporation to deauthorize our Class B common stock. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions
Number of Votes Cast:	42,451,957	618,722	87,678

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

	By:	/s/ Yahia Gawad
		Name:	Yahia Gawad
		Title:	Chief Executive Officer

Dated: October 23, 2012